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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                November 22, 2004
                Date of Report (Date of earliest event reported)

                            OSI PHARMACEUTICALS, INC.
             (Exact name of registrant as specified in its charter)

        DELAWARE                        0-15190                  13-3159796
       ---------                        -------                  ----------
(State or other jurisdiction of       (Commission             (I.R.S. Employer
      incorporation)                  File Number)           Identification No.)



                              58 SOUTH SERVICE ROAD
                               MELVILLE, NY 11747
                         -----------------------------
                    (Address of principal executive offices)

                                 (631) 962-2000
                           -------------------------
              (Registrant's telephone number, including area code)

                                       N/A
                               -----------------
                       (Former name or former address,
                         if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule
    14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01  OTHER EVENTS

         On November 22, 2004, OSI Pharmaceuticals, Inc. (the "Company") issued a press release relating to the launch of Tarceva(TM) after the Food and Drug Administration's approval of the drug for the treatment of patients with advanced non-small cell lung cancer. The Company's press release is attached to this Current Report as Exhibit 99.1 and is incorporated by reference herein.

ITEM 9.01 EXHIBITS

Exhibit No.                    Description
-----------                    -----------
  99.1             Press release, dated November 22, 2004



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    November 24, 2004               OSI PHARMACEUTICALS, INC.


                                         /s/ Robert L. Van Nostrand
                                         ---------------------------------------
                                         Robert L. Van Nostrand
                                         Vice President and Chief Financial
                                         Officer (Principal Financial Officer)


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                                EXHIBIT INDEX


Exhibit No.                    Description
-----------                    -----------
  99.1             Press release, dated November 22, 2004